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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 2000



                        LEAP WIRELESS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




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
            DELAWARE                         0-29752                      33-0811062
  (STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER IDENTIFICATION NO.)
       OF INCORPORATION)E
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   10307 PACIFIC CENTER COURT, SAN DIEGO, CALIFORNIA                92121
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 882-6000


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a)    Financial Statements of Businesses Acquired.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits.

               99.1 Press Release, dated August 3, 2000.

ITEM 8.  CHANGE IN FISCAL YEAR.

        On July 31, 2000, the Board of Directors of Leap Wireless International, Inc. (the "Company") elected to change the Company's fiscal year from a year ending on August 31 to a year ending on December 31. The first new twelve-month fiscal year will end on December 31, 2000. The four-month transition period beginning September 1, 1999, and ending December 31, 1999, will be reported on a Form 10-KT that will be filed with the Securities and Exchange Commission on or before October 29, 2000, pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2000           LEAP WIRELESS INTERNATIONAL, INC.



                                By:             /s/ James E. Hoffmann
                                       --------------------------------------
                                       James E. Hoffmann
                                       Senior Vice President, General Counsel
                                       and Secretary


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                                  Exhibit Index


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
Exhibit Number                                 Description
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
99.1                                  Press Release, dated August 3, 2000.
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